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                                                                  EXHIBIT 10.6a

                       AMENDMENT TO FEDERAL STOCK CHARTER
                            BANK UNITED OF TEXAS FSB


Section 1 of the Charter is hereby amended in its entirety to read as follows:

         "Section 1. Corporate Title. The full corporate name of the savings bank is Bank United of Texas."